SCHEDULE 14A
(PARAGRAPH) 40,151] Information Required by Proxy Statement Reg. (Sec) 240.14a-101.
             SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

                           (Amendment No.  )

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [   ] Check the
appropriate box:
[  ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ]  Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to (Sec) 240.14a 11(c) or(Sec)
240.14a-12

                                THE BERWYN FUND, INC.
           (Name of Registrant as Specified In Its Charter)

                             KEVIN M.RYAN
       (Name of Person(s) Filing Proxy Statement, if other than
                            the Registrant)
Payment of Filing Fee (Check the appropriate box): [ x ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a6(I)(1)
and 0-11.

1) Title of each class of securities to which transaction applies: ___________________________________________


2) Aggregate number of securities to which transaction applies:
_____________________________________________


3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 011 (set forth the
amount on which the filing fee is calculated and state how
it was determined):
___________________________________________


4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.: